

FIRST QUARTER 2017 EARNINGS CONFERENCE CALL

COMMAND YOUR ROAD.

May 4, 2017

FORWARD-LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

FIRST QUARTER 2017– CORPORATE OVERVIEW


Revenue ($ M)
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$133.7
$167.1
1Q16
1Q17


Adjusted Net Income ($ M)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
$0.5
$0.02
Adj EPS
$1.3
$0.04
Adj EPS
1Q16
1Q17

See GAAP reconciliation in Appendix

- Sales for 1Q17 rose 24.9% to $167.1M from $133.7M
  - Increase driven by $35.2M in sales from Smeal acquisition, excludes $5.5M of Spartan inter-company chassis sales
- Adjusted net income improved 142.1% to $1.3 million, or $0.04 per share, from $0.5M, or $0.02 per share
  - Adjusted net income excludes $2.6M of acquisition and restructuring related expenses
- Fifth profitable quarter in a row, on an adjusted basis
- Continued operational improvements from implementing the Spartan Production System, lean manufacturing and continuous improvement initiatives
- Significant progress in turnaround efforts in the ER segment

BUSINESS UPDATE & HIGHLIGHTS

Smeal Acquisition / Integration Update

Closed January 1, 2017

- 1Q17 revenues of $35.2M, excludes $5.5M of Spartan inter-company chassis sales
- 2017 revenues expected to be approximately $105M, net of $20M of inter-company sales
- Integration efforts running ahead of schedule
- Identified additional synergies
- Increased interest and excitement from our dealer network and customers
- ER remains on track to return to profitability on an adjusted basis in 2017


71




E-3

BUSINESS UPDATE & HIGHLIGHTS



S-180 Line of Pumpers

- Order to delivery in less than ½ the time of any competitor
  - Industry average delivery – 330 days
  - Addressable market 30% - 40%
  - Currently offering 11 Models
- Significant dealer interest – including newly acquired Smeal dealer network
- Well received – momentum building
  - Shipped 14 S-180 trucks in 1Q17, up from 5 in 4Q16
  - Shipped 3 S-180 in April, 2017
  - Backlog remains strong with 18 units scheduled to be built through June, 2017


SPARTAN
180
180

BUSINESS UPDATE & HIGHLIGHTS

Launched Fire Apparatus Refurbishment Centers

- Addresses municipality backorder issues and aging fleets
- Cost-effective approach to repair out-of-service at typically half the cost of a new vehicle
- Refurbishment centers located primarily in Midwest, including:
  - MI, IN, PA, WI, NE and SD
- Complete range of services and re-certifications
  - Full cab and chassis replacements
  - New ladders and pump replacements
  - Insurance repair work
  - New chassis replacements
- Improves safety, increases performance allowing municipalities to stay within their budgets


MIAMI-DADE
911


MIAMI-DADE
MDFR
New Pump System

BUSINESS UPDATE & HIGHLIGHTS

Launched Partnership with Ranger Design Expanding Van Upfit Options

- Combines Spartan's custom engineering and upfit assembly operation with Ranger's real-world-tested products
  - Van racks, shelves and storage equipment
- Provides work-truck solutions with OEM ship-thru availability
- Partnership expands customer warranty support to over 300 locations in North America
- Spartan Upfit Services serves the utility, telecom, healthcare, construction, food and beverage and parcel-delivery markets


RANGER
1-800-565-5321

FINANCIAL REVIEW
1ST QUARTER 2017

1Q17 VS 1Q16 – SEGMENT OVERVIEW



Revenue ($ M)
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$133.7
$167.1
1Q16
1Q17



Adjusted EBITDA
($ M)
5
4
3
2
1
0
$2.9
$4.2
1Q16
1Q17

- Revenue for the 1Q17 increased $33.4M to $167.1M from $133.7M
  - Increase primarily driven by $35.2M in sales from Smeal acquisition
    - Excludes $5.5M inter-co chassis sales
    - Expect Smeal to contribute $105M to 2017 revenues
- Adjusted EBITDA increased 45.7% to $4.2M from $2.9M
  - Adjusted EBITDA margin improved 40 basis points to 2.5% of sales, from 2.1%
  - Operational improvements from implementing the Spartan Production System, lean manufacturing and continuous improvement initiatives
  - Excludes the impact of:
    - Restructuring and acquisition related expenses of $1.5M versus $0.3M last year
    - Chassis impact to Smeal of $1.1M
- Backlog of $351.3M compared to $249.5M at December 31, 2016

FLEET VEHICLES & SERVICES – 1Q17



FVS Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$59.3
$53.9
1Q16
1Q17



FVS Adjusted EBITDA ($ M)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$6.5
$6.2
1Q16
1Q17

- Revenue down 9.1% to $53.9M from $59.3M
  - Lower part and up-fit volumes offset by favorable product mix
- Adjusted EBITDA decreased $0.3M to $6.2M from $6.5M due to lower volumes
- Adjusted EBITDA margin improved 70 basis points to 11.6% of sales from 10.9%
  - Improved labor and manufacturing productivity
- Backlog of $114.0M compared to $89.5M at December 31, 2016

SPECIALTY CHASSIS & VEHICLES – 1Q17



SCV Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$33.3
$33.0
1Q16
1Q17



SCV Adjusted EBITDA ($ M)
5.0
4.0
3.0
2.0
1.0
0.0
$1.6
$1.5
1Q16
1Q17

- Revenue down $0.3M to $33.0M from $33.3M
  - Decline primarily due to a defense order in 2016 that did not reoccur in 2017
- SCV adjusted EBITDA declined 3.9% to $1.5M, reflecting the nonrecurring defense order
- Adjusted EBITDA margin declined 10 basis points to 4.7% of sales from 4.8% of sales
- Backlog increased 13.4% to $22.8M compared to $20.1M at December 31, 2016

EMERGENCY RESPONSE – 1Q17


ER Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$41.1
$80.2
1Q16
1Q17


ER Adjusted EBITDA ($ M)
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-$3.1
-$1.3
1Q16
1Q17

- Revenue up 95.1% to $80.2M from $41.1M
  - Increase due to $35.2M in sales from Smeal acquisition
  - Offset by fewer shipments of complete fire apparatus and custom cab and chassis
- ER adjusted EBITDA loss improved $1.8M to $1.3M from a loss of $3.1M
  - Reflects improved product quality, warranty costs, material efficiencies, improved vehicle mix and increased labor and manufacturing productivity
- Backlog of $214.5M compared to $139.9M at December 31, 2016
  - Includes $78.6M Smeal backlog

BALANCE SHEET – 1Q17

Spartan Motors
Summary Balance Sheet

	Mar 31, 2017 (unaudited)	Dec 31, 2016 (audited)
Assets		
Cash	$ 35,412	$ 32,041
Accts Receivable	64,189	65,441
Inventory	109,153	58,896
PP&E	58,134	53,116
Other Assets	46,921	33,800
Total Assets	**$ 313,809**	**$ 243,294**
Liabilities & Shareholders' Equity		
Accts Payable	$ 35,890	$ 31,336
Long-term Debt	32,860	74
Other Liabilities	93,350	58,932
Total Liabilities	**$ 162,100**	**$ 90,342**
Shareholders' Equity	151,709	152,952
Total Liabilities & Equity	**$ 313,809**	**$ 243,294**
Total Liquidity		
Cash	$ 35,412	$ 32,041
Net Borrowing Capacity	35,514	71,057
Total Liquidity	**$ 70,926**	**$ 103,098**

- Cash on hand up 10.6% to $35.4M from $32.0M at Dec 31, 2016
- Inventory at $109.2M, up $50.3M since Dec 31, 2016
  - Includes $43.6M from Smeal acquisition
  - Excluding Smeal, base business ended Mar 31, 2017 at $65.6M, down from $71.2M at Mar 31, 2016
  - Smeal inventory down $20M at Mar 31, 2017 from the Jan 1, 2017 acquisition
- Long-term debt of $32.8M at 1Q17 reflects borrowings for the Smeal acquisition
- Total liquidity of $70.9M reflects cash on hand and borrowing capacity on $100M credit facility

FINANCIAL OUTLOOK – 2017

2017 Guidance						
	Current Guidance			Previous Guidance		
($M except per share)	Low	Mid-point	High	Low	Mid-point	High
Revenue	$650.0	$675.0	$700.0	$615.0	$650.0	$685.0
Restructuring/Acq Costs		$3.2			$2.8	
Adjusted EBITDA	$26.5	$27.8	$29.0	$25.1	$26.7	$28.3
Income tax expense	$1.5	$1.9	$2.3	$1.7	$2.3	$2.8
Interest Expense		$0.8			$1.0	
Adjusted EPS	$0.36	$0.39	$0.41	$0.30	$0.33	$0.36
Shares outstanding		35,000			34,800	

See GAAP reconciliation in Appendix

CLOSING REMARKS

- 1Q17 operating results marked our 5th profitable quarter in a row, on an adjusted basis
  - Momentum is building as process improvements are beginning to take hold
  - Continued margin expansion will be driven by:
    - Improvements in labor and manufacturing productivity
    - Leveraging increased footprint and scale
    - Expanded industry-leading aerial portfolio
    - Improved product quality leading to reduce warranty expense
- Smeal integration efforts are running ahead of schedule
  - Significant dealer and customer interest in new expanded product portfolio
  - ER, with Smeal acquisition, will return to profitability on an adjusted basis in 2017
- Spartan team energized, confident and determined on improving and growing the business and increasing shareholder value

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income attributable to Spartan Motors, Inc., adjusted earnings per share, forecasted Adjusted EBITDA, and forecasted adjusted earnings per share, which are all Non-GAAP financial measures. Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to a recent business acquisition, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to net income attributable to Spartan Motors, Inc. or earnings per share under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile net income (loss) attributable to Spartan Motors, Inc. to Adjusted EBITDA, net income (loss) attributable to Spartan Motors, Inc. to adjusted net income (loss) attributable to Spartan Motors Inc., earnings (loss) per share to adjusted earnings per share, forecasted net income attributable to Spartan Motors, Inc. to Adjusted EBITDA and forecasted earnings (loss) per share to adjusted earnings (loss) per share for the periods indicated.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,					
Spartan Motors, Inc.		**2017**	% of sales		**2016**	% of sales
Net income (loss) attributable to Spartan Motors, Inc.	$	(1,098)	-0.7%	$	543	0.4%
Add (subtract):						
Restructuring charges		642			339	
Impact of acquisition on timing of chassis revenue recognition		1,112			-	
Impact of step-up in inventory value resulting from acquisition		189			-	
Acquisition related expenses		672				
Deferred tax asset valuation allowance		466			(235)	
Tax effect of adjustments		(719)			(125)	
Adjusted net income attributable to Spartan Motors, Inc.	$	1,264	0.8%	$	522	0.4%
Net income (loss) attributable to Spartan Motors, Inc.	$	(1,098)	-0.7%	$	543	0.4%
Add (subtract):						
Depreciation and amortization		2,325			1,786	
Taxes on income		83			93	
Interest expense		264			114	
EBITDA	$	1,574	0.9%	$	2,536	1.9%
Add (subtract):						
Restructuring charges		642			339	
Impact of acquisition on timing of chassis revenue recognition		1,112			-	
Impact of step-up in inventory value resulting from acquisition		189			-	
Acquisition related expenses		672			-	
Adjusted EBITDA	$	4,189	2.5%	$	2,875	2.1%
Diluted net earnings (loss) per share	$	(0.03)		$	0.02	
Add (subtract):						
Restructuring charges		0.02			0.01	
Impact of acquisition on timing of chassis revenue recognition		0.03			-	
Impact of step-up in inventory value resulting from acquisition		0.01			-	
Acquisition related expenses		0.02			-	
Deferred tax asset valuation allowance		0.01			(0.01)	
Tax effect of adjustments		(0.02)			-	
Adjusted Diluted net earnings per share	$	0.04		$	0.02	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ (3,589)	-4.5%	$ (3,664)	-8.9%
Add (subtract):				
Depreciation and amortization	552		206	
Taxes on income	-		-	
Interest expense	-		-	
Earnings before interest, taxes, depreciation and amortization	$ (3,037)	-3.8%	$ (3,458)	-8.4%
Earnings before interest, taxes, depreciation and amortization	$ (3,037)	-3.8%	$ (3,458)	-8.4%
Restructuring	399		339	
Impact of acquisition on timing of chassis revenue recognition	1,112		-	
Impact of step-up in inventory value resulting from acquisition	189		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (1,337)	-1.7%	$ (3,119)	-7.6%

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$ 5,225	9.7%	$ 5,544	9.4%
Add (subtract):				
Depreciation and amortization	876		873	
Taxes on income	-		-	
Interest expense	37		45	
Earnings before interest, taxes, depreciation and amortization	$ 6,139	11.4%	$ 6,462	10.9%
Earnings before interest, taxes, depreciation and amortization	$ 6,139	11.4%	$ 6,462	10.9%
Restructuring	105		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 6,244	11.6%	$ 6,462	10.9%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 1,127	3.4%	$ 1,480	4.4%
Add (subtract):				
Depreciation and amortization	310		115	
Taxes on income	-		-	
Interest expense	-		-	
Earnings before interest, taxes, depreciation and amortization	$ 1,437	4.4%	$ 1,595	4.8%
Earnings before interest, taxes, depreciation and amortization	$ 1,437	4.4%	$ 1,595	4.8%
Restructuring	96		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 1,533	4.7%	$ 1,595	4.8%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

FINANCIAL SUMMARY (Non-GAAP)
CONSOLIDATED
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2017		
	Low	Mid	High
Net income	$ 10,300	$ 11,150	$ 12,000
Add:			
Depreciation and amortization	10,741	10,741	10,741
Interest expense	800	800	800
Taxes	1,500	1,900	2,300
EBITDA	23,341	24,591	25,841
Add (subtract):			
Acquisition related expenses	672	672	672
Chassis shipment delay	2,487	2,487	2,487
Adjusted EBITDA	$ 26,500	$ 27,750	$ 29,000
Earnings per share	$ 0.29	$ 0.32	$ 0.34
Add:			
Acquisition related expenses	0.02	0.02	0.02
Chassis shipment delay	0.07	0.07	0.07
Less tax effect of adjustments	(0.02)	(0.02)	(0.02)
Adjusted earnings per share	$ 0.36	$ 0.39	$ 0.41

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF INVESTOR RELATIONS
517.997.3842

SPARTAN®

SPARTANMOTORS.COM

